STRONG LIFE STAGE SERIES, INC.

                               POWER OF ATTORNEY

     Each person whose signature appears below, constitutes and appoints Stephen J. Shenkenberg and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          NAME
                               TITLE                          DATE
--------------------------  ------------------------------------------  ---------------



/s/ Stephen J. Shenkenberg  Vice President                    April 26, 2000
Stephen J. Shenkenberg



                            Chairman of the Board (Principal Executive
/s/ Richard S. Strong       Officer) and a Director          April 26, 2000
--------------------------
Richard S. Strong



                            Treasurer (Principal Financial and
/s/ John W. Widmer          Accounting Officer)             April 26, 2000
John W. Widmer




/s/ Marvin E. Nevins         Director                      April 26, 2000
--------------------------
Marvin E. Nevins




/s/ Willie D. Davis          Director                       April 26, 2000
--------------------------
Willie D. Davis




/s/ William F. Vogt        Director                         April 26, 2000
--------------------------
William F. Vogt




/s/ Stanley Kritzik       Director                          April 26, 2000
--------------------------
Stanley Kritzik




/s/ Neal Malicky         Director                           April 26, 2000
--------------------------
Neal Malicky



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